Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, we, the signatories of the statement on Schedule 13D to which this joint filing agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated: April 29, 2011

SEQUOIA CAPITAL CHINA I, L.P.
SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.
SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P.
A Cayman Islands exempted limited partnership
General Partner of Each

By:	SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

/s/ Jimmy Wong
Name:	Jimmy Wong
Title:	Authorized Signatory

SEQUOIA CAPITAL CHINA GROWTH FUND I, L.P.
SEQUOIA CAPITAL CHINA GROWTH PARTNERS FUND I, L.P.
SEQUOIA CAPITAL CHINA GF PRINCIPALS FUND I, L.P.

By:	Sequoia Capital China Growth Fund Management I, L.P.
A Cayman Islands exempted limited partnership
General Partner of Each

By:	SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

/s/ Jimmy Wong
Name:	Jimmy Wong
Authorized Signatory

SEQUOIA CAPITAL CHINA MANAGEMENT I, L.P.
SEQUOIA CAPITAL CHINA GROWTH FUND MANAGEMENT I, L.P.

By:	SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

/s/ Jimmy Wong
Name:	Jimmy Wong
Authorized Signatory

SC CHINA HOLDING LIMITED

/s/ Jimmy Wong
Name:	Jimmy Wong
Authorized Signatory

MAX WEALTH ENTERPRISES LIMITED

By:	/s/ Neil Nanpeng Shen
Name:	Neil Nanpeng Shen, Owner and Director

NEIL NANPENG SHEN

By:	/s/ Neil Nanpeng Shen
Name:	Neil Nanpeng Shen

SEQUOIA CAPITAL U.S. GROWTH FUND IV, L.P.
SEQUOIA CAPITAL USGF PRINCIPALS FUND IV, L.P.

By:	SCGF IV Management, L.P.
A Cayman Islands exempted limited partnership
Its General Partner

By:	SCGF GenPar, Ltd
A Cayman Islands limited liability company
Its General Partner

/s/ Michael Moritz
Managing Director

SCGF IV MANAGEMENT, L.P.

By:	SCGF GenPar, Ltd
A Cayman Islands limited liability company
Its General Partner

/s/ Michael Moritz
Managing Director

SCGF GENPAR, LTD

/s/ Michael Moritz
Managing Director